Exhibit 99.01

CARDINAL HEALTH, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

FOR THREE MONTHS ENDED SEPTEMBER 30, 2008, DECEMBER 31, 2008 AND MARCH 31, 2009

The Cardinal Health, Inc. and subsidiaries (“Cardinal Health”) unaudited pro forma condensed consolidated statements of earnings included below consist of unaudited pro forma condensed consolidated statements of earnings for the three months ended September 30, 2008, December 31, 2008 and March 31, 2009. The unaudited pro forma condensed consolidated statements of earnings included below have been derived from the historical condensed consolidated statements of earnings included in Cardinal Health’s Quarterly Reports on Form 10-Q for the quarters ended September 30, 2008, December 31, 2008 and March 31, 2009 and have been adjusted to present the estimated impact of removal of the CareFusion businesses. Certain surgical and exam gloves, drapes and apparel and fluid management businesses that are currently part of the Clinical and Medical Products segment will be retained by Cardinal Health and will continue to be presented within continuing operations.

The unaudited pro forma condensed consolidated statements of earnings do not necessarily reflect the results of operations that will be presented within Cardinal Health’s consolidated statements of earnings subsequent to the completion of the planned spin-off of its clinical and medical products businesses. In addition, they do not reflect what the results of operations would have been if Cardinal Health had actually operated without the CareFusion businesses during the periods shown nor are they necessarily indicative of Cardinal Health’s future results of operations. The assumptions and estimates used and pro forma adjustments derived from such assumptions are based on currently available information, and management believes such assumptions and estimates are reasonable under the circumstances.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2008

(in millions, except per Common Share amounts)	Historical Three Months Ended September 30, 2008	Pro Forma Adjustment: Estimated Impact of Removal of CareFusion Businesses	Pro Forma [1]	Special Items	Impairments, Gain/ (Loss) on Sale of Assets and Other, Net	Non-GAAP Pro Forma [1] Three Months Ended September 30, 2008

Revenue	$24,347.2	$(925.7)	$23,421.5			$23,421.5
Cost of products sold	22,982.7	(469.3)	22,513.4			22,513.4

Gross margin	1,364.5	(456.4)	908.1			908.1

Selling, general and administrative expenses	882.2	(297.8)	584.4			584.4
Impairments, (gain)/loss on sale of assets and other, net	3.6	—	3.6		(3.6)	—

Restructuring charges	49.7	(26.6)	23.1	(23.1)		—
Acquisition integration charges	2.4	(4.8)	(2.4)	2.4		—
Litigation and other	0.3	—	0.3	(0.3)		—

Operating earnings	426.3	(127.2)	299.1			323.7

Interest expense and other	62.4	(30.2)	32.2			32.2

Earnings before income taxes and discontinued operations	363.9	(97.0)	266.9			291.5

Provision for income taxes	114.1	(19.2)	94.9	6.8	20.9	122.6

Earnings from continuing operations	249.8	(77.8)	172.0			168.9

Earnings / (loss) from discontinued operations	(0.7)	77.8	77.1			77.1

Net earnings	$249.1	$—	$249.1			$246.0

Basic earnings / (loss) per Common Share:
Continuing operations	$0.70	$(0.22)	$0.48
Discontinued operations	—	0.22	0.22

Net basic earnings per Common Share	$0.70	$—	$0.70

Diluted earnings / (loss) per Common Share:
Continuing operations	$0.69	$(0.22)	$0.47	$0.04	$(0.05)	$0.46
Discontinued operations	—	0.22	0.22

Net diluted earnings per Common Share	$0.69	$—	$0.69

Weighted average number of Common Shares outstanding:
Basic	356.7	356.7	356.7
Diluted	361.1	361.1	361.1	361.1	361.1	361.1

[1]

Pro forma reflects the estimated impact of removal of CareFusion businesses. See page 1 of this exhibit for further explanation of the pro forma presentation. In addition, the pro forma presentation does not include the impact of reclassifying the Martindale or SpecialtyScripts businesses to discontinued operations.

The sum of the quarterly data may not equal year to date due to rounding.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

FOR THE THREE MONTHS ENDED DECEMBER 31, 2008

(in millions, except per Common Share amounts)	Historical Three Months Ended December 31, 2008	Pro Forma Adjustment: Estimated Impact of Removal of CareFusion Businesses	Pro Forma [1]	Special Items	Impairments, Gain/ (Loss) on Sale of Assets and Other, Net	Non-GAAP Pro Forma [1] Three Months Ended December 31, 2008

Revenue	$25,099.5	$(968.6)	$24,130.9			$24,130.9
Cost of products sold	23,683.1	(482.9)	23,200.2			23,200.2

Gross margin	1,416.4	(485.7)	930.7			930.7

Selling, general and administrative expenses	851.9	(281.9)	570.0			570.0
Impairments, (gain)/loss on sale of assets and other, net	6.9	—	6.9		(6.9)	—

Restructuring charges	14.2	(0.4)	13.8	(13.8)		—
Acquisition integration charges	5.8	(2.7)	3.1	(3.1)		—
Litigation and other	(0.3)	—	(0.3)	0.3		—

Operating earnings	537.9	(200.7)	337.2			360.7

Interest expense and other	62.4	(20.4)	42.0			42.0

Earnings before income taxes and discontinued operations	475.5	(180.3)	295.2			318.7

Provision for income taxes	156.6	(40.8)	115.8	6.2	3.4	125.4

Earnings from continuing operations	318.9	(139.5)	179.4			193.3

Earnings / (loss) from discontinued operations	(2.4)	139.5	137.1			137.1

Net earnings	$316.5	$—	$316.5			$330.4

Basic earnings / (loss) per Common Share:
Continuing operations	$0.89	$(0.39)	$0.50
Discontinued operations	—	0.39	0.39

Net basic earnings per Common Share	$0.89	$—	$0.89

Diluted earnings / (loss) per Common Share:
Continuing operations	$0.88	$(0.39)	$0.49	$0.03	$0.01	$0.53
Discontinued operations	—	0.39	0.39

Net diluted earnings per Common Share	$0.88	$—	$0.88

Weighted average number of Common Shares outstanding:
Basic	357.3	357.3	357.3
Diluted	360.3	360.3	360.3	360.3	360.3	360.3

[1]

Pro forma reflects the estimated impact of removal of CareFusion businesses. See page 1 of this exhibit for further explanation of the pro forma presentation. In addition, the pro forma presentation does not include the impact of reclassifying the Martindale or SpecialtyScripts businesses to discontinued operations.

The sum of the quarterly data may not equal year to date due to rounding.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2009

(in millions, except per Common Share amounts)	Historical Three Months Ended March 31, 2009	Pro Forma Adjustment: Estimated Impact of Removal of CareFusion Businesses	Pro Forma [1]	Special Items	Impairments, Gain/ (Loss) on Sale of Assets and Other, Net	Non-GAAP Pro Forma [1] Three Months Ended March 31, 2009

Revenue	$24,938.7	$(848.8)	$24,089.9			$24,089.9
Cost of products sold	23,537.0	(433.7)	23,103.3			23,103.3

Gross margin	1,401.7	(415.1)	986.6			986.6

Selling, general and administrative expenses	850.2	(287.3)	562.9			562.9
Impairments, (gain)/loss on sale of assets and other, net	3.0	(2.3)	0.7		(0.7)	—

Restructuring charges	48.1	(17.0)	31.1	(31.1)		—
Acquisition integration charges	3.5	(2.2)	1.3	(1.3)		—
Litigation and other	0.6	—	0.6	(0.6)		—

Operating earnings	496.3	(106.3)	390.0			423.7

Interest expense and other	60.4	(28.4)	32.0			32.0

Earnings before income taxes and discontinued operations	435.9	(77.9)	358.0			391.7

Provision for income taxes	122.4	3.4	125.8	6.7	6.7	139.2

Earnings from continuing operations	313.5	(81.3)	232.2			252.5

Earnings / (loss) from discontinued operations	(0.6)	81.3	80.7			80.7

Net earnings	$312.9	$—	$312.9			$333.2

Basic earnings / (loss) per Common Share:
Continuing operations	$0.88	$(0.23)	$0.65
Discontinued operations	—	0.23	0.23

Net basic earnings per Common Share	$0.88	$—	$0.88

Diluted earnings / (loss) per Common Share:
Continuing operations	$0.87	$(0.23)	$0.64	$0.07	$(0.01)	$0.70
Discontinued operations	—	0.23	0.23

Net diluted earnings per Common Share	$0.87	$—	$0.87

Weighted average number of Common Shares outstanding:
Basic	358.1	358.1	358.1
Diluted	360.9	360.9	360.9	360.9	360.9	360.9

[1]

Pro forma reflects the estimated impact of removal of CareFusion businesses. See page 1 of this exhibit for further explanation of the pro forma presentation. In addition, the pro forma presentation does not include the impact of reclassifying the Martindale or SpecialtyScripts businesses to discontinued operations.

The sum of the quarterly data may not equal year to date due to rounding.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

RECONCILIATIONS AND DEFINITIONS

GAAP

Diluted EPS from Continuing Operations: earnings from continuing operations divided by diluted weighted average shares outstanding

NON-GAAP

Non-GAAP Diluted EPS from Continuing Operations: non-GAAP earnings from continuing operations divided by diluted weighted average shares outstanding

Non-GAAP Earnings from Continuing Operations: earnings from continuing operations excluding (1) special items and (2) impairments, (gain)/loss on sale of assets and other, net, each net of tax1

Non-GAAP Operating Earnings: operating earnings excluding (1) special items and (2) impairments, (gain)/loss on sale of assets and other, net1

[1]

Cardinal Health’s previously reported non-GAAP operating earnings and non-GAAP earnings from continuing operations for the second and third quarter of fiscal 2009 also excluded costs incurred in connection with the company’s plans to spin off its clinical and medical product’s businesses that are not included in special items or impairments, (gain)/loss on sale of assets and other, net. These costs are included in the pro forma adjustment to estimate the impact of removal of CareFusion businesses in Cardinal Health’s pro forma condensed consolidated statements of earnings.